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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ______________________

                                 FORM 8-K/A
                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 29, 1999

                           ________________________

                                EMUSIC.COM INC.
            (Exact name of registrant as specified in its charter)

       Delaware                         0-24671                65-0207877

    (State or other             (Commission File Number)    (I.R.S. Employer
    jurisdiction of                                       Identification Number)
incorporation or organization)

   1991 Broadway, 2nd Floor                                 94063
   Redwood City, California                               (Zip Code)
(Address of principal executive offices)

      Registrant's telephone number, including area code:  (650) 216-0200
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     This Amendment No. 1 to the Current Report on Form 8-K dated December 14,
1999 (the "Report") filed by Emusic.com Inc., a Delaware corporation (the "Company"), is being filed in connection with the Company's acquisition of Tunes.com Inc., a Delaware corporation ("Tunes.com"), by way of a merger of GNB Corporation, a Delaware corporation and wholly owned subsidiary of the Company, with and into Tunes.com (the "Merger") with Tunes.com being the surviving corporation in the Merger, pursuant to the terms and conditions set forth in the Agreement and Plan of Reorganization, dated as of November 29, 1999, and previously filed as Exhibit 99.1 to the Report. The Company hereby amends Item 5 and Item 7 of the Report as set forth below to provide for certain supplementary financial information.

Item 5. Other Events.

     The following supplemental financial information relating to the Merger is filed as part of this Report:

     (a)  Unaudited pro forma condensed combining financial information; and

     (b) Audited financial statements of Tunes.com for the years ended December 31, 1997 and 1998, and unaudited financial statements for the nine months ended September 30, 1999.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          See Exhibit 99.3 for the audited financial statements of Tunes.com.

     (b)  Pro Forma Financial Information

          See Exhibit 99.2 for the Unaudited Pro Forma Combined Condensed Financial Information.

     (c)  Exhibits

          Exhibit No.   Description
          -----------   -----------
              23.1      Consent of Ernst & Young, LLP, Independent Auditors.

              99.1* Agreement and Plan of Reorganization, dated as of November 29, 1999.

              99.2      Unaudited Pro Forma Condensed Combining Financial
                        Information.

              99.3 Audited Financial Statements of Tunes.com for the years ended December 31, 1997 and 1998, and unaudited Financial Statements for the nine months ended September 30, 1999.

              *   Previously filed.
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                                  SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EMUSIC.COM INC.


          December 22, 1999                  By:  /s/ Joseph Howell
                                                  ----------------------------
                                                  Joseph Howell
                                                  Executive Vice President and
                                                  Chief Financial Officer